                  AMERICAN GENERAL SERIES PORTFOLIO COMPANY 3

                        AMERICAN GENERAL CORE BOND FUND,
                      AMERICAN GENERAL MID CAP VALUE FUND,
                      AMERICAN GENERAL MONEY MARKET FUND,
                     AMERICAN GENERAL SMALL CAP VALUE FUND
                                      AND
                   AMERICAN GENERAL SOCIALLY RESPONSIBLE FUND

                       SUPPLEMENT ISSUED OCTOBER 15, 1998
                     TO PROSPECTUS DATED SEPTEMBER 21, 1998

American General Core Bond Fund

     Effective immediately, Robert N. Kase, CFA, has assumed responsibility for the portfolio management of the American General Core Bond Fund. Mr. Kase, Vice President and Senior Portfolio Manager of American General Investment Management, L.P. (the "Sub-adviser"), joined the Sub-adviser in September 1998. From September 1992 to July 1998, Mr. Kase was Senior Portfolio Manager at CL Capital Management, Inc.

American General Mid Cap Value Fund

     In addition to Michael M. Kassen and Robert I. Gendelman, S. Basu Mullick also is primarily responsible for the day-to-day management of American General Mid Cap Value Fund. Mr. Mullick has been a Vice President of Neuberger & Berman Management Inc. since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for another mutual fund manager.

American General Money Market Fund

     Effective immediately, the investment policies of American General Money Market Fund (the "Money Market Fund") are amended to permit investment in taxable municipal obligations (variable rate demand notes).

     Variable rate demand notes ("VRDNs") are obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market Fund also may invest in participation VRDNs, which provides the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements and conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.

American General Small Cap Value Fund

     In addition to Kathryn Maag Vorisek, Lloyd J. Spicer, CFA, and Terry B. French, Douglas G. Madigan, CFA, also is primarily responsible for the day-to-day management of American General Small Cap Value Fund. Mr. Madigan, Senior Vice President and Director of Research of Fiduciary Management Associates, Inc. (the "Sub-adviser"), joined the Sub-adviser in September 1998. Previously, Mr. Madigan was with Harris Bank as Vice President, Equity Research, from 1994 to September 1998 and as Mutual Fund Portfolio Manager and Partner from 1996 to September 1998. From 1989 to 1994, Mr. Madigan was Vice President and Senior Portfolio Manager at Continental Bank.

American General Socially Responsible Fund

     Effective immediately, Maruti D. More' has assumed responsibility for the portfolio management of the American General Socially Responsible Fund. Mr. More' has been Vice President -- Investments of American General Series Portfolio Company 3 since July 1998. Since April 1998, Mr. More' serves as Vice President of The Variable Annuity Life Insurance Company and American General Investment Management, L.P. From 1996 to April 1998, Mr. More' was a portfolio manager with American General Corporation. From 1993 to 1995, Mr. More' was Managing Director, Marketable Securities at Paul Revere Investment Management Corporation.

     The average annual total return shown on page 33 for the 5 year period ended March 31, 1998 is 21.54%.